Summary Prospectus and Prospectus Supplement

Disciplined Core Value Fund
Disciplined Growth Fund
Equity Growth Fund
Global Gold Fund
Small Company Fund
Utilities Fund
Summary Prospectuses and Prospectuses dated November 1, 2022
American Century Low Volatility ETF
Summary Prospectus and Prospectus dated January 1, 2023
International Value Fund
Summary Prospectus and Prospectus dated April 1, 2023
VP Disciplined Core Value Fund
Prospectus dated May 1, 2023

Supplement dated August 4, 2023

The following entry is added in the Portfolio Managers section in the summary prospectuses and the prospectuses:

Stephen Quance, Vice President, Portfolio Manager and Co-Head of Global Analytics and Head of Investments for Disciplined Equity Group, has been a member of the team that manages the fund since 2023.

The following entry is added in The Fund Management Team section in the prospectus:

Stephen Quance, Vice President, Portfolio Manager and Co-Head of Global Analytics and Head of Investments for Disciplined Equity Group, has been a member of the team that manages the fund since joining American Century Investments in 2023. Prior to joining American Century, Mr. Quance was the Global Director of Factor Investing from 2019 to 2023 and Director of Factor Investing Asia Pacific from 2017 to 2018 at Invesco Ltd. He has a bachelor of science in civil and environmental engineering from Rice University and an MBA from The University of Texas, McCombs School of Business.

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